EXHIBIT 1.1


                      DAIMLERCHRYSLER MASTER OWNER TRUST


                   DAIMLERCHRYSLER WHOLESALE RECEIVABLES LLC
                                    Seller


                  DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC
                                   Servicer


                            UNDERWRITING AGREEMENT
                               (Standard Terms)


                                                                       [Date]


[Underwriter(s)]


Dear Ladies and Gentlemen:

          DaimlerChrysler Master Owner Trust, a Delaware statutory trust (the "Issuer"), proposes to, and DaimlerChrysler Wholesale Receivables LLC, a Delaware limited liability company ("DCWR"), as seller (in such capacity, the "Seller") and beneficiary of the Issuer (in such capacity, the "Beneficiary"), proposes to cause the Issuer to, sell the notes of the series designated in the applicable Terms Agreement (as hereinafter defined) (the "Notes"). The Notes will be issued pursuant to the Indenture, dated as of June 1, 2002, as supplemented by the Series [o] Indenture Supplement having the date stated in the applicable Terms Agreement (as so supplemented and as otherwise modified or amended from time to time, the "Indenture"), between the Issuer and The Bank of New York, as indenture trustee (in such capacity, the "Indenture Trustee"). The Issuer is operated pursuant to a Trust Agreement, dated as of June 1, 2002 (as modified or amended from time to time, the "Trust Agreement"), between DCWR, as Beneficiary, and Chase Manhattan Bank USA, National Association, as owner trustee (the "Owner Trustee"). The Notes will be secured by certain assets of the Issuer, including the Collateral Certificate referred to below (collectively, the "Collateral").

          DCWR has transferred and proposes to continue to transfer Receivables (as hereinafter defined) to the CARCO Auto Loan Master Trust (the "CARCO Receivables Trust") pursuant to an Amended and Restated Pooling and Servicing Agreement, dated as of December 5, 2001, and as supplemented by the Series 2002-CC Series Supplement, dated as of June 1, 2002 (as so supplemented and as otherwise modified or amended from time to time, the



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"Pooling and Servicing Agreement"), among DCWR, DaimlerChrysler Services North
America LLC, a Michigan limited liability company ("DCS"), as servicer (in such capacity, the "Servicer"), and The Bank of New York, as trustee (in such capacity, the "CARCO Receivables Trustee"). The assets of the CARCO
Receivables Trust include, among other things, a pool of receivables (the "Receivables") generated from time to time pursuant to wholesale automobile loan revolving credit agreements of DCS. Pursuant to the Pooling and Servicing Agreement, DCWR has caused the CARCO Receivables Trust to issue to the Issuer a collateral certificate (the "Collateral Certificate"). The Collateral Certificate is an investor certificate under the Pooling and Servicing Agreement that represents an undivided interest in certain assets of the CARCO Receivables Trust.

          The Notes designated in the applicable Terms Agreement will be sold in a public offering by the Issuer through certain underwriters listed on
Schedule I to the applicable Terms Agreement, for whom [o] is acting as representative. Any underwriter through which Notes are sold shall be referred to herein as an "Underwriter" or, collectively, all such Underwriters may be referred to as the "Underwriters"; the representative of the Underwriters may be referred to herein as "you" or "Representative," which, if the context herein requires, shall include [o] in its capacity as Underwriter of any Notes or as Representative. Notes sold to the Underwriters for which [o] is the Representative shall be sold pursuant to a Terms Agreement by and among DCWR, DCS and the Representative, a form of which is attached hereto as Exhibit A (a "Terms Agreement"), which incorporates by reference this Underwriting Agreement (this "Agreement," which may include the applicable Terms Agreement if the context so requires). Any Notes sold pursuant to any Terms Agreement may include the benefits of an overcollateralization amount, reserve account, letter of credit, surety bond, interest rate swap or other contract or agreement for the benefit of the Noteholders of such series ("Credit Enhancement").The term "applicable Terms Agreement" means the Terms Agreement dated the date hereof. To the extent not defined herein, capitalized terms used herein have the meanings assigned to such terms in the Indenture or the Pooling and Servicing Agreement. Unless otherwise stated herein or in the applicable Terms Agreement, as the context otherwise requires or if such term is otherwise defined in the Indenture or the Pooling and Servicing Agreement, each capitalized term used or defined herein or in the applicable Terms Agreement shall relate only to the Notes designated in the applicable Terms Agreement and no other series or class of notes issued by the Issuer.

          Upon the execution of the applicable Terms Agreement, DCWR agrees with each of the Underwriters as follows:

          1. Purchase, Sale and Delivery of the Notes. Subject to the terms and conditions herein set forth and in the applicable Terms Agreement, DCWR agrees to cause the Issuer to sell and deliver the Notes to the several Underwriters as hereinafter provided, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Issuer the respective principal amount of the Notes set forth opposite the name of such Underwriter in the applicable Terms Agreement. The Notes are to be purchased by the Underwriters at the purchase price set forth in such Terms Agreement.




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


          2. Offering by the Underwriters. DCWR understands that the Underwriters intend (i) to make a public offering of the Notes as soon after the Registration Statement and this Agreement and the applicable Terms Agreement have become effective as in the judgment of the Representative is advisable and (ii) initially to offer the Notes upon the terms set forth in the Prospectus (defined below).

          3. Payment for the Notes. Unless otherwise provided in the applicable Terms Agreement, payment for the Notes shall be made to DCWR or to its order by wire transfer of same day funds at 1:00 p.m. New York City time, on the Closing Date (as hereinafter defined), or at such other time on the same or such other date, not later than the first Business Day thereafter, as the Representative and DCWR may agree upon in writing. The time and date of such payment for the Notes are referred to herein as the "Closing Date." As used herein, the term "Business Day" means any day other than a day on which banks are permitted or required to be closed in New York City.

          Unless otherwise provided in the applicable Terms Agreement, against payment of the purchase price in immediately available funds drawn to the order of DCWR, DCWR will cause the Issuer to deliver the Notes to the respective accounts of the several Underwriters, registered in the name of Cede & Co. as nominee of The Depository Trust Company and in such denominations as the Representative shall request in writing not later than two full Business Days prior to the Closing Date, with any transfer taxes payable in connection with the transfer to the Underwriters of the Notes duly paid by DCWR. The Notes will be made available for inspection by the Representative at the office of Sidley Austin Brown & Wood LLP not later than 1:00 p.m., New York City time, on the Business Day prior to the Closing Date.

          4. Representations and Warranties. Upon the execution of the applicable Terms Agreement, each of the Seller and DCS represents and warrants to each Underwriter that:

          (a) The Seller meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (Registration No. 333-[o]) on such Form, including a related preliminary base prospectus and a preliminary prospectus supplement, for the registration under the Act of the offering and sale of the Notes. The Seller may have filed one or more amendments thereto, each of which amendments has previously been furnished to you. Such registration statement has become effective. The Seller will next file with the Commission a final base prospectus and a final prospectus supplement relating to the Notes in accordance with Rules 415 and 424(b)(2) or (5). The Seller has filed with the Commission in a report on Form 8-K the Term Sheet dated [o] relating to the Notes (the "Collateral Materials") within two business days after they were first delivered to an Underwriter.

          The Seller has included in the registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Prospectus with respect to the Notes and the offering thereof. As filed, such amendment and such final prospectus supplement shall include all Rule 430A Information, together with all other such required information, with respect to the Notes and the offering thereof and, except to the extent that the Underwriters shall agree in writing to a





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

modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest preliminary base prospectus and preliminary prospectus supplement, if any, that have previously been furnished to you) as the Seller has advised you, prior to the Execution Time, will be included or made therein. If the Registration Statement contains the undertaking specified by Regulation S-K Item 512(a), the Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

          For purposes of this Agreement, "Effective Time" means, with respect to such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission, and "Effective Date" means the date of the Effective Time. "Execution Time" shall mean the date and time that this Agreement and the applicable Terms Agreement are executed and delivered by the parties hereto. Such registration statement, as amended at the Effective Time, including all information deemed to be a part of such registration statement as of the Effective Time pursuant to Rule 430A(b) under the Act, and including the exhibits thereto and any material incorporated by reference therein, is hereinafter referred to as the "Registration Statement"; provided that references to the Effective Date or other matters relating to the Registration Statement shall be deemed to be references to the Effective Date or such other matters relating to the registration statement included in the definition of Registration Statement. "Base Prospectus" shall mean any prospectus referred to above contained in the Registration Statement at the Effective Date, including any Preliminary Prospectus Supplement. "Preliminary Prospectus Supplement" shall mean the preliminary prospectus supplement, if any, to the Base Prospectus which describes the Notes and the offering thereof and is used prior to filing of the Prospectus. "Prospectus" shall mean the prospectus supplement relating to the Notes that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Base Prospectus, as amended at the time of such filing. "Rule 430A Information" means information with respect to the Notes and the offering of the Notes permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. "Rule 415," "Rule 424," "Rule 430A" and "Regulation S-K" refer to such rules or regulations under the Act. Any reference herein to the Registration Statement, the Base Prospectus, a Preliminary Prospectus Supplement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the Effective Date of the Registration Statement or the issue date of the Base Prospectus, such Preliminary Prospectus Supplement or the Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Base Prospectus, any Preliminary Prospectus Supplement or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Base Prospectus, any Preliminary Prospectus Supplement or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

          (b) On the Effective Date and on the date of this Agreement and the applicable Terms Agreement, the Registration Statement did or will, and, when the Prospectus is first filed in accordance with Rule 424(b) and on the Closing Date, the Prospectus (and any




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

supplements thereto) will, comply in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the respective rules and regulations of the Commission thereunder (the "Rules and Regulations"); on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that neither the Seller nor DCS makes any representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Seller by any Underwriter through you specifically for use in connection with the preparation of the Registration Statement or the Prospectus (or any supplement thereto).

          (c) This Agreement and the applicable Terms Agreement have been duly authorized, executed and delivered by DCWR and DCS and when executed and delivered by DCWR and DCS, each of this Agreement and the applicable Terms Agreement will constitute a valid and binding agreement of DCWR and DCS.

          (d) None of DCWR, DCS or anyone acting on its behalf has taken any action that would require qualification of the Pooling and Servicing Agreement or the Trust Agreement under the Trust Indenture Act or require registration of DCWR, the CARCO Receivables Trust or the Issuer under the Investment Company Act of 1940, as amended (the "Investment Company Act"), nor will DCWR or DCS act, nor has either of them authorized, nor will either of them authorize, any person to act in such a manner.

          (e) The Seller's assignment and delivery of the Collateral Certificate to the Issuer pursuant to the Trust Agreement has vested in the Issuer all of the Seller's right, title and interest therein, subject to no prior lien, mortgage, security interest, pledge, adverse claim, charge or other encumbrance other than the lien of the Indenture.

          (f) The Issuer's assignment of the Collateral Certificate to the Indenture Trustee pursuant to the Indenture has vested in the Indenture Trustee, for the benefit of the Noteholders, a first priority perfected security interest therein, subject to no prior lien, mortgage, security interest, pledge, adverse claim, charge or other encumbrance.

          5. Covenants. Upon the execution of the applicable Terms Agreement, the Seller and DCS, as applicable, covenant and agree with the several Underwriters that:

          (a) Prior to the termination of the offering of the Notes, the Seller will not file any amendment of the Registration Statement or supplement to the Prospectus unless the Seller has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence,




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the Seller will file the Prospectus, properly completed, and any supplement thereto, with the Commission pursuant to and in accordance with the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to you of such timely filing. The Seller will file the Collateral Materials with the Commission within the time period required by the Commission.

          (b) The Seller will advise you promptly of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information. The Seller also will advise you promptly of the effectiveness of any amendment to the Registration Statement, when the Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b) and of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threat of any proceeding for that purpose, and the Seller will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible the lifting of any issued stop order.

          (c) If, at any time when a prospectus relating to the Notes is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Registration Statement or supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Seller promptly will notify you and will prepare and file, or cause to be prepared and filed, with the Commission, subject to paragraph (a) of this Section 5, an amendment or supplement that will correct such statement or omission or effect such compliance. Any such filing shall not operate as a waiver or limitation of any right of any Underwriter hereunder.

          (d) The Seller will prepare and file, or cause to be prepared and filed, with the Commission such other amendments or supplements as you may reasonably request.

          (e) As soon as practicable, but not later than fourteen months after the Closing Date, the Seller will cause the Issuer to make generally available to holders of the Notes an earnings statement of the Issuer covering a period of at least twelve months beginning after the Closing Date that will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

          (f) The Seller will furnish to the Underwriters copies of the Registration Statement (one of which will be signed and will include all exhibits), each related preliminary prospectus (including the Preliminary Prospectus Supplement, if any), the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Underwriters request.

          (g) The Seller will arrange for the qualification of the Notes for sale under the laws of such jurisdictions in the United States as you may reasonably designate and will continue such qualifications in effect so long as required for the distribution.




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

          (h) For a period from the date of this Agreement until the retirement of the Notes or until such time as the Underwriters shall cease to maintain a secondary market in the Notes, whichever occurs first, the Seller will deliver to you the annual statements of compliance and the annual independent certified public accountants' reports furnished to the Indenture Trustee or the Owner Trustee pursuant to the Indenture and the Pooling and Servicing Agreement, as soon as such statements and reports are furnished to the Indenture Trustee or the Owner Trustee.

          (i) So long as any of the Notes is outstanding, the Seller will furnish to you (i) as soon as practicable after the end of the fiscal year all documents required to be distributed to holders of the Notes or filed with the Commission pursuant to the Exchange Act or any order of the Commission thereunder and (ii) from time to time, any other information concerning the Seller or DCS filed with any government or regulatory authority that is otherwise publicly available, as you may reasonably request.

          (j) On or before the Closing Date, DCS shall cause its computer records relating to the Receivables to be marked to show the CARCO Receivables Trust's absolute ownership of the Receivables and, from and after the Closing Date, DCS shall not take any action inconsistent with the CARCO Receivables Trust's ownership of such Receivables, other than as permitted by the Pooling and Servicing Agreement.

          (k) To the extent, if any, that the ratings provided with respect to the Notes by the rating agency or agencies (each, a "Rating Agency") that initially rate the Notes are conditional upon the furnishing of documents or the taking of any other actions by the Seller, the Seller shall furnish such documents and take any such other actions.

          (l) For the period beginning on the date of this Agreement and ending on the Closing Date, unless waived by the Underwriters, neither the Seller nor any trust originated, directly or indirectly, by the Seller will offer to sell or sell notes (other than the Notes) collateralized by, or certificates evidencing an ownership interest in, the Collateral Certificate or automobile or light duty truck dealer floorplan receivables in such a manner as would constitute a public offering to persons in the United States.

          6. Payment of Expenses. The Seller will pay all expenses incident to the performance of its obligations under this Agreement and the applicable Terms Agreement, including (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the preparation of this Agreement and the applicable Terms Agreement, (iii) the preparation, issuance and delivery of the Notes to the Underwriters, (iv) the fees and disbursements of the Seller's counsel and accountants, (v) the qualification of the Notes under securities laws in accordance with the provisions of Section 5(g) hereof, including filing fees and the fees and disbursements of counsel for you in connection therewith and in connection with the preparation of any blue sky or legal investment survey, (vi) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, and of any preliminary prospectus and the Prospectus, (vii) the printing and delivery to the Underwriters of copies of any blue sky or legal investment survey prepared in connection with the Notes, (viii) any fees charged by rating agencies for the rating of the Notes, (ix) the fees





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and expenses, if any, incurred with respect to any filing with the National
Association of Securities Dealers, Inc. and (x) the fees and expenses of Sidley Austin Brown & Wood LLP in its roles as federal tax counsel and special ERISA counsel to the Issuer incurred as a result of providing the opinions required by Section 7(h) hereof and the second sentence of Section 7(i) hereof.

          7. Conditions to the Obligations of the Underwriters. The several obligations of the Underwriters hereunder are subject to the performance by DCWR and DCS of their respective obligations hereunder and under the applicable Terms Agreement and to the following additional conditions:

          (a) The Registration Statement shall have become effective.

          (b) On or prior to the Closing Date, you shall have received a letter or letters, dated as of the Closing Date, of KPMG LLP, certified public accountants (or such other independent accountants as may be named in the applicable Terms Agreement) substantially in the form heretofore agreed and otherwise in form and in substance satisfactory to you and counsel for the Underwriters.

          (c) Each of the Preliminary Prospectus, if any, and the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the Rules and Regulations and in accordance with Section 5(b) of this Agreement; and, as of the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or, to the knowledge of DCWR, threatened by the Commission; and all requests for additional information from the Commission with respect to the Registration Statement shall have been complied with to your satisfaction.

          (d) Subsequent to the execution and delivery of this Agreement and the applicable Terms Agreement or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereto) and the Prospectus (exclusive of any supplement thereto), there shall not have occurred (i) any change or any development involving a prospective change in or affecting particularly the business or properties of the CARCO Receivables Trust, the Issuer, the Seller, DCS, DaimlerChrysler Corporation or DaimlerChrysler AG which, in the judgment of the Underwriters, materially impairs the investment quality of the Notes or makes it impractical or inadvisable to market the Notes; (ii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange; (iii) any suspension of trading of any securities of DaimlerChrysler AG, DaimlerChrysler North America Holding Corporation or the Seller on any exchange or in the over-the-counter market;
(iv) any banking moratorium declared by federal or New York authorities; (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency or any change in the financial markets if, in the judgment of the Underwriters, the effect of any such outbreak, escalation, declaration, calamity, emergency or change makes it impractical or inadvisable to proceed with




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completion of the sale of and payment for the Notes; or (vi) a material disruption has occurred in securities settlement or clearance services in the United States.

          (e) The representations and warranties of DCWR and DCS contained herein are true and correct in all material respects on and as of the Closing Date as if made on and as of the Closing Date, and DCWR and DCS shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder and under the applicable Terms Agreement at or prior to the Closing Date.

          (f) You shall have received an opinion of in-house counsel in the office of the General Counsel of DCWR and DCS, addressed to you and the Indenture Trustee dated the Closing Date, satisfactory in form and substance to you and counsel for the Underwriters, to the effect that:

              (i) DCS has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Michigan with full organizational power and authority to own its properties and conduct its business, as presently conducted by it, except where the failure to have such organizational power and authority would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs, or business prospects of DCS and its subsidiaries taken as a whole, and to enter into and perform its obligations under this Agreement, the applicable Terms Agreement, the Pooling and Servicing Agreement, the Receivables Purchase Agreement and the Administration Agreement, and had at all relevant times, and now has, the organizational power, authority and legal right to acquire, own, sell and service the Receivables.

             (ii) DCWR has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware with full organizational power and authority to own its properties and conduct its business, as presently conducted by it, except where the failure to have such organizational power and authority would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs, or business prospects of DCS and its subsidiaries taken as a whole, and to enter into and perform its obligations under this Agreement, the applicable Terms Agreement, the Receivables Purchase Agreement, the Pooling and Servicing Agreement and the Trust Agreement and had at all relevant times, and now has, the organizational power, authority and legal right to acquire, own and sell the Receivables and the Collateral Certificate.

            (iii) Each of DCS and DCWR is duly qualified to do business, is in good standing and has obtained all necessary licenses and approvals in each jurisdiction it does business in, except where the failure to be so qualified or licensed (x) would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs, or business prospects of DCS and its subsidiaries taken as a whole or (y) would not render any Receivable unenforceable by DCWR or the CARCO Receivables Trustee on behalf of any Collateral Certificateholder.



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              (iv) The direction by DCWR to the CARCO Receivables Trustee to authenticate the Collateral Certificate has been duly authorized by DCWR, the Collateral Certificate has been duly executed and delivered by DCWR and, when authenticated by the CARCO Receivables Trustee in accordance with the Pooling and Servicing Agreement and delivered and paid for pursuant to the Trust Agreement, has been duly issued and entitled to the benefits and security afforded by the Pooling and Servicing Agreement, subject to (w) bankruptcy, insolvency, reorganization, moratorium, receivership, fraudulent conveyance, and other similar laws now or hereafter in effect relating to creditors' rights and remedies; (x) general principles of equity regardless of whether considered and applied in a proceeding in equity or at law; (y) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought; and (z) the effect of law or applicable public policy on indemnification or contribution.

              (v) The direction by the Issuer to the Indenture Trustee to authenticate the Notes has been duly authorized by the Issuer and, when the Notes have been duly executed and delivered by DCWR on behalf of the Issuer, authenticated by the Indenture Trustee in accordance with the Indenture and delivered and paid for pursuant to this Agreement, the Notes will be duly issued and entitled to the benefits and security afforded by the Indenture, subject to (w) bankruptcy, insolvency, reorganization, moratorium, receivership, fraudulent conveyance, and other similar laws now or hereafter in effect relating to creditors' rights and remedies; (x) general principles of equity regardless of whether considered and applied in a proceeding in equity or at law; (y) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought; and (z) the effect of law or applicable public policy on indemnification or contribution.

              (vi) The Receivables Purchase Agreement has been duly authorized, executed and delivered by U.S. Auto Receivables Company, a predecessor of DCWR, and the Pooling and Servicing Agreement and the Trust Agreement have been duly authorized, executed and delivered by DCWR, and each is the legal, valid and binding obligation of DCWR, enforceable against DCWR in accordance with its terms, subject to (w) bankruptcy, insolvency, reorganization, moratorium, receivership, fraudulent conveyance, and other similar laws now or hereafter in effect relating to creditors' rights and remedies; (x) general principles of equity regardless of whether considered and applied in a proceeding in equity or at law; (y) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought; and (z) the effect of law or applicable public policy on indemnification or contribution.

              (vii) This Agreement and the applicable Terms Agreement have been duly authorized, executed and delivered by DCS and DCWR.




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              (viii) The Receivables Purchase Agreement has been duly
      authorized, executed, and delivered by Chrysler Credit Corporation ("CCC"), Chrysler Financial Corporation and Chrysler Financial Company L.L.C. ("CFCLLC"), as predecessors of DCS, and the Pooling and Servicing Agreement and the Administration Agreement have been duly authorized, executed, and delivered by DCS and each constitutes the legal, valid and binding obligation of DCS, enforceable against DCS in accordance with its terms, subject to (w) bankruptcy, insolvency, reorganization, moratorium, receivership, fraudulent conveyance, and other similar laws now or hereafter in effect relating to creditors' rights and remedies;
      (x) general principles of equity regardless of whether considered and applied in a proceeding in equity or at law; (y) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought; and (z) the effect of law or applicable public policy on indemnification or contribution.

              (ix) Neither the merger of CCC into Chrysler Financial Corporation and the assumption by Chrysler Financial Corporation of all of CCC's obligations under the Receivables Purchase Agreement and the Pooling and Servicing Agreement, nor the merger of Chrysler Financial Corporation into CFCLLC and the assumption by CFCLLC of all of Chrysler Financial Corporation's obligations under the Receivables Purchase Agreement and the Pooling and Servicing Agreement, nor the merger of CFCLLC into DCS and the assumption by DCS of all of CFCLLC's obligations under the Receivables Purchase Agreement and the Pooling and Servicing Agreement, nor the transfer of the Receivables and assignment of the Collateral Security from DCS to DCWR pursuant to the Receivables Purchase Agreement, nor the transfer of the Receivables and assignment of the Collateral Security and the Receivables Purchase Agreement from DCWR to the CARCO Receivables Trustee acting on behalf of the CARCO Receivables Trust pursuant to the Pooling and Servicing Agreement, nor the transfer of the Collateral Certificate to the Issuer pursuant to the Trust Agreement, nor the grant of a security interest in the Collateral Certificate to the Indenture Trustee pursuant to the Indenture, nor the execution and delivery of this Agreement, the applicable Terms Agreement, the Trust Agreement, the Pooling and Servicing Agreement, the Receivables Purchase Agreement, and the Administration Agreement (such agreements, excluding this Agreement and the applicable Terms Agreement, being, collectively referred to in this subsection (f) as the "Basic Documents") by DCWR or DCS, as applicable, nor the consummation of any transactions contemplated in this Agreement, the applicable Terms Agreement or any of the Basic Documents nor the fulfillment of the terms thereof by DCS, DCWR or the Issuer, as the case may be, will conflict with, or result in a material breach, violation, or acceleration of, or constitute a default under, any term or provision of the Articles of Organization or Operating Agreement, as applicable, of DCS or the Certificate of Formation or the Limited Liability Company Agreement, as applicable, of DCWR, or of any indenture or other material agreement or material instrument to which DCS or DCWR is a party or by which either of them is bound, or result in a violation of or contravene the terms of any statute, order, or regulation applicable to DCS or DCWR of any court, regulatory body, administrative agency, or governmental body having jurisdiction over either of them.

              (x) There are no actions, proceedings or investigations pending or, to the best of such counsel's knowledge after due inquiry, threatened before any court, administrative agency or other tribunal (1) asserting the invalidity of this Agreement, the applicable Terms Agreement, any of the Basic Documents, the Collateral Certificate, the Indenture or the Notes, (2) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, the applicable Terms Agreement, any of the Basic Documents, the Indenture or the execution and delivery thereof, (3) that might materially and adversely affect the performance by DCS of its obligations under, or the validity or enforceability of, this Agreement, the applicable Terms Agreement, the Receivables Purchase Agreement, the Pooling and Servicing Agreement or the Administration Agreement or (4) that might materially and adversely affect the performance by DCWR of its obligations under, or the validity or enforceability of, this Agreement, the applicable Terms Agreement, the Receivables Purchase Agreement, the Pooling and Servicing Agreement or the Trust Agreement.

             (xi) To the best of such counsel's knowledge and except as set forth in the Prospectus, no material default exists and no event has occurred which, with notice, lapse of time or both, would constitute a material default in the due performance and observance of any term, covenant or condition of any material agreement to which DCWR or DCS is a party or by which either of them is bound, which material default has or would have a material adverse effect on the financial condition, earnings, prospects, business or properties of DCS and its subsidiaries, taken as a whole.

            (xii) Nothing has come to such counsel's attention that would lead such counsel to believe that the representations and warranties of
      (x) DCS contained in this Agreement, the applicable Terms Agreement, the Receivables Purchase Agreement, the Pooling and Servicing Agreement or the Administration Agreement are other than as stated therein or (y) DCWR contained in this Agreement, the applicable Terms Agreement, the Receivables Purchase Agreement, the Pooling and Servicing Agreement or the Trust Agreement are other than as stated therein.

           (xiii) DCWR is the sole owner of all right, title and interest in, and has good and marketable title to, the Receivables and the Collateral Security to be transferred by it to the CARCO Receivables Trust, subject to the rights of the Purchased Receivables Owners in the Collateral Security (other than the Vehicles securing the Receivables). Immediately prior to the transfer of the Receivables to the CARCO Receivables Trustee on behalf of the CARCO Receivables Trust, DCWR's interest in the Receivables, the Collateral Security (including the security interests in the Vehicles securing the Receivables) and the proceeds of each of the foregoing were perfected upon the filing of the financing statement with the Secretary of State of the State of Michigan and the Secretary of State of the State of New York and constituted a perfected security interest therein, subject to the rights of the Purchased Receivables Owners in the Collateral Security (other than the Vehicles securing the Receivables). The assignment of the Receivables and the Collateral Security, all documents and instruments relating thereto, and all proceeds thereof, to the CARCO Receivables Trustee, pursuant to the Pooling and Servicing Agreement, vest in the CARCO Receivables Trustee all interests which are purported to be conveyed thereby, free and clear of any liens, security interests or encumbrances except as specifically permitted pursuant to the Pooling and Servicing Agreement or as may be qualified in such opinion letter. However, a purchaser of the Receivables who gives new value and takes possession of the instruments which evidence the Receivables in the ordinary course of such purchaser's business may, under certain circumstances, have priority over the interest of the CARCO Receivables Trust in the Receivables, and a mechanic's lien, tax lien, confiscation by government authorities under certain circumstances or other government lien arising prior to the time Receivables are conveyed to the CARCO Receivables Trust may also have priority over the interest of the CARCO Receivables Trust in such Receivables.

            (xiv) Subject to the above, if the transfer of the Receivables and all of the related Collateral Security to the CARCO Receivables Trust pursuant to the Pooling and Servicing Agreement constitutes a true sale of such Receivables and Collateral Security to the CARCO Receivables Trust:

              (a) with respect to such Receivables and Collateral Security in existence on the date hereof, such sale transfers all of the right, title and interest of DCWR in and to such Receivables and Collateral Security to the CARCO Receivables Trust, free and clear of any liens now existing or hereafter created, but subject to the rights of DCWR as holder of the CARCO Certificate; and

              (b) with respect to such Receivables and Collateral Security which come into existence after the date hereof, upon the creation of such Receivables and Collateral Security and the subsequent transfer of such Receivables and Collateral Security to the CARCO Receivables Trust in accordance with the Pooling and Servicing Agreement and receipt by DCWR of the consideration thereof required pursuant to the Pooling and Servicing Agreement, such sale will transfer all of the right, title and interest of DCWR in and to such Receivables and Collateral Security to the CARCO Receivables Trust free and clear of any liens but subject to the rights of DCWR as holder of the CARCO Certificate;

      and, in either case, no further action other than the filing of continuation financing statements, as needed, will thereafter be required under Michigan or federal law to protect the CARCO Receivables Trust's ownership interest in the Receivables and the Collateral Security against creditors of, or subsequent purchasers from, DCWR. Financing statements have been filed in the offices of the Secretaries of State of the States of Michigan and New York and, accordingly, such security interest constitutes a perfected security interest in such Receivables and Collateral Security and the proceeds thereof.

              (xv) Subject to the above, if the transfer of the Receivables and Collateral Security to the CARCO Receivables Trust pursuant to the Pooling and Servicing Agreement does not constitute a true sale of the Receivables and the Collateral Security to the CARCO Receivables Trust, then the Pooling and Servicing Agreement creates a valid security interest in favor of the CARCO Receivables Trustee, for the benefit of the Certificateholders and other Beneficiaries, in DCWR's right, title and interest in and to the Receivables and the Collateral Security and the proceeds thereof securing the obligation of DCWR thereunder. Financing statements have been filed in the offices of the Secretaries of State of the States of Michigan and New York and, accordingly, such security interest constitutes a perfected security interest in such Receivables and Collateral Security and the proceeds thereof subject to no prior liens, enforceable as such against creditors of, and subsequent purchasers from, DCWR, subject to (w) bankruptcy, insolvency, reorganization, moratorium, receivership, fraudulent conveyance, and other similar laws now or hereafter in effect relating to creditors' rights and remedies; (x) general principles of equity regardless of whether considered and applied in a proceeding in equity or at law; (y) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought; and (z) the effect of law or applicable public policy on indemnification or contribution.

             (xvi) The Receivables are "chattel paper" as defined in the Uniform Commercial Code.

            (xvii) The Basic Documents and the Indenture conform in all material respects with the descriptions thereof contained in the Registration Statement and the Prospectus and any supplement thereto.

           (xviii) The statements in the Base Prospectus and any supplement thereto under the headings "Risk Factors--Risk factors relating to the collateral certificate and the CARCO receivables trust--Various legal aspects may cause delays in your receiving payments or may result in reduced payments or losses on your notes" and "Legal Aspects of the Receivables," to the extent they constitute matters of law or legal conclusions with respect thereto, have been reviewed by such counsel and are correct in all material respects.

             (xix) The statements contained in the Base Prospectus and any supplement thereto under the headings "The Notes," "Sources of Funds to Pay the Notes," "The Indenture," "Description of the Investor Certificates Issued by the CARCO Receivables Trust," "Description of the Receivables Purchase Agreement," "Summary of Series Terms," "Series Provisions" and "Deposit and Application of Funds," insofar as such statements constitute a summary of the Collateral Certificate, the Indenture and the Basic Documents are a fair summary of such documents.

              (xx) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated in this Agreement, the applicable Terms Agreement, the Indenture or any of the Basic Documents except such filings (all of which have been made) with respect to the transfer of the Receivables to DCWR pursuant to the Receivables Purchase Agreement, the transfer of the Receivables to the CARCO Receivables Trustee acting on behalf of the CARCO Receivables Trust pursuant to the Pooling and Servicing Agreement, the transfer of the Collateral Certificate to the Issuer pursuant to the Trust

      Agreement, the grant of a security interest in the Collateral Certificate to the Indenture Trustee pursuant to the Indenture, and such other approvals as have been obtained.

           (xxi) Such counsel is familiar with DCS's standard operating procedures relating to DCS's acquisition of a perfected first priority security interest in the vehicles financed by DCS pursuant to wholesale automobile revolving credit agreements in the ordinary course of DCS's business. Assuming that DCS's standard procedures are followed with respect to the perfection of security interests in the Vehicles (and such counsel has no reason to believe that DCS has not or will not continue to follow its standard procedures in connection with the perfection of security interests in the Vehicles), DCS has acquired or will acquire a perfected security interest in the Vehicles.

          (xxii) All actions required to be taken and all filings required to be made under the Act and the Exchange Act prior to the sale of the Certificates and the Notes have been duly taken or made.

         (xxiii) The Pooling and Servicing Agreement and the Trust
      Agreement are not required to be qualified under the Trust Indenture Act, and the CARCO Receivables Trust and the Issuer are not required to be registered under the Investment Company Act.

          (xxiv) The Indenture has been duly qualified under the Trust Indenture Act.

           (xxv) DCWR is not, and will not as a result of the offer and sale of the Notes as contemplated in the Prospectus and this Agreement become, an "investment company" as defined in the Investment Company Act or a company "controlled by" an "investment company" within the meaning of the Investment Company Act.

          (xxvi) DCS is not, and will not as a result of the offer and sale of the Notes as contemplated in the Prospectus and this Agreement become, an "investment company" as defined in the Investment Company Act or a company "controlled by" an "investment company" within the meaning of the Investment Company Act.

         (xxvii) To the best of such counsel's knowledge and information, there are no legal or governmental proceedings pending or threatened which are required to be disclosed in the Registration Statement or the Prospectus, other than those disclosed therein.

        (xxviii) To the best of such counsel's knowledge and information, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be included as exhibits thereto, other than those described or referred to therein or included or incorporated by reference as exhibits thereto, the descriptions thereof or references thereto are correct, and no material default exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument so described, referred to, included or incorporated by reference.

          (xxix) The Registration Statement has become effective under the Act, any required filing of the Base Prospectus, any preliminary Base Prospectus, any Preliminary Prospectus Supplement and the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b) and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and the Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act, the Exchange Act, the Trust Indenture Act and the Rules and Regulations.

           (xxx) Such counsel has examined the Registration Statement and the Prospectus and nothing has come to such counsel's attention that would lead such counsel to believe that (x) the Registration Statement as of the date thereof (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need not express any view) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading or (y) the Prospectus or any amendment or supplement thereto as of the respective dates thereof or the date of such opinion (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need not express any view) contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein not misleading.

          (xxxi) The Issuer has been duly formed and is validly existing as a statutory trust and is in good standing under the laws of the State of Delaware, with full power and authority to execute, deliver and perform its obligations under the Indenture, the Administration Agreement and the Notes.

         (xxxii) The Indenture has been duly authorized and, when duly executed and delivered by DCWR on behalf of the Issuer, will constitute the legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, subject to (w) bankruptcy, insolvency, reorganization, moratorium, receivership, fraudulent conveyance, and other similar laws now or hereafter in effect relating to creditors' rights and remedies; (x) general principles of equity regardless of whether considered and applied in a proceeding in equity or at law; (y) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought; and (z) the effect of law or applicable public policy on indemnification or contribution.

        (xxxiii) The Administration Agreement has been duly authorized and, when duly executed and delivered by the Owner Trustee, will constitute the legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, subject to
      (w) bankruptcy, insolvency, reorganization, moratorium, receivership, fraudulent conveyance, and other similar laws now or hereafter in effect relating to creditors' rights and remedies; (x) general principles of equity regardless of whether considered and applied in a proceeding in equity or at law; (y) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought; and (z) the effect of law or applicable public policy on indemnification or contribution.

          (g) You shall have received an opinion of an in-house counsel in the office of the General Counsel of DCS and DCWR, addressed to you and the CARCO Receivables Trustee, dated the Closing Date and satisfactory in form and substance to you and counsel for the Underwriters relating to certain Michigan tax matters.

          (h) You shall have received an opinion addressed to you of Sidley Austin Brown & Wood LLP, in its capacity as federal tax counsel to the Issuer, to the effect that the statements in the Base Prospectus under the headings "Summary - Tax Status" and "Tax Matters," to the extent they constitute statements of matters of federal income tax law or legal conclusions with respect thereto, are correct in all material respects.

          (i) You shall have received an opinion addressed to you of Sidley Austin Brown & Wood LLP, in its capacity as counsel for the Underwriters, dated the Closing Date, with respect to the validity of the Notes and the Collateral Certificate and such other related matters as you shall require, and the Seller shall have furnished or caused to be furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters. Sidley Austin Brown & Wood LLP, in its capacity as special ERISA counsel to the Issuer, shall have delivered an opinion with respect to the characterization of the transfer of the Receivables and to the effect that the statements in the Base Prospectus under the headings "Summary
- ERISA Considerations" and "ERISA Considerations," to the extent that they constitute statements of matters of law or legal conclusions with respect thereto, have been prepared or reviewed by such counsel and are correct in all material respects.

          (j) You shall have received an opinion or opinions of Sidley Austin Brown & Wood LLP, special counsel for DCWR and the Issuer, subject to customary qualifications, assumptions, limitations and exceptions, dated the Closing Date, in form and substance reasonably satisfactory to you and counsel for the Underwriters, with respect to certain matters relating to the characterization of the transfer of the Receivables to the CARCO Receivables Trust. In addition, you shall have received a reliance letter with respect to any opinion that DCWR is required to deliver to any Rating Agency.

          (k) You shall have received certificates dated the Closing Date of an officer, who shall be familiar with the offering of the Notes, of each of DCS and Chrysler Financial Receivables Corporation, as a member of the Seller, in which such officers shall state that, to the best of their knowledge after reasonable investigation, (i) the representations and warranties of the Seller or DCS, as the case may be, contained in the Receivables Purchase Agreement and the Pooling and Servicing Agreement, respectively, are true and correct, that the Seller or DCS, as the case may be, has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under the Receivables Purchase Agreement and the Pooling and Servicing Agreement at or prior to the Closing Date, that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission and (ii) since December 31, [o], except as may be disclosed in the Prospectus or, in the case of DaimlerChrysler Corporation, as may be disclosed publicly by DaimlerChrysler Corporation prior to the execution of this Agreement, no material adverse change, or any development involving a prospective material adverse change, in or affecting particularly the business or properties of the CARCO Receivables Trust, the Seller, DCS or DaimlerChrysler Corporation has occurred.

              (l) You shall have received an opinion of Emmet, Marvin & Martin LLP, counsel to the CARCO Receivables Trustee and the Indenture Trustee, dated the Closing Date, satisfactory in form and substance to you and counsel for the Underwriters, to the effect that:

                  (i) The Bank of New York is a banking corporation organized and validly existing and in good standing under the laws of the State of New York and is authorized and qualified to accept the trusts imposed by the Pooling and Servicing Agreement and to act as CARCO Receivables Trustee under the Pooling and Servicing Agreement;

                 (ii) The Pooling and Servicing Agreement has been duly authorized, executed and delivered by the CARCO Receivables Trustee and constitutes a legal, valid and binding obligation of the CARCO Receivables Trustee, enforceable against the CARCO Receivables Trustee in accordance with its terms, except as such enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to the enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                (iii) The CARCO Receivables Trustee has duly authenticated the Collateral Certificate;

                 (iv) The execution and delivery of the Pooling and Servicing Agreement by the CARCO Receivables Trustee and the performance by the CARCO Receivables Trustee of its terms do not conflict with or result in a violation of (x) any law or regulation of the United States of America or the State of New York governing banking or trust powers of the CARCO Receivables Trustee or (y) the organization certificate or by-laws of the CARCO Receivables Trustee;

                  (v) No approval, authorization or other action by, or filing with, any governmental authority of the United States of America or the State of New York having jurisdiction over banking or trust powers of the CARCO Receivables Trustee is required in connection with the execution and delivery by the CARCO
       Receivables Trustee of the Pooling and Servicing Agreement or the performance by the CARCO Receivables Trustee thereunder;

               (vi) To the best knowledge of such counsel, there is no action, suit or proceeding pending or threatened against the CARCO Receivables Trustee (as CARCO Receivables Trustee under the Pooling and Servicing Agreement or in its individual capacity) before or by any governmental authority that if adversely decided, would materially adversely affect the ability of the CARCO Receivables Trustee to perform its obligations under the Pooling and Servicing Agreement;

              (vii) The Indenture has been duly authorized, executed and delivered by the Indenture Trustee and constitutes a legal, valid and binding obligation of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to the enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

            (viii) The Indenture Trustee has duly authenticated the Notes on the Closing Date;

               (ix) The execution and delivery of the Indenture by the Indenture Trustee and the performance by the Indenture Trustee of the terms of the Indenture do not conflict with or result in a violation of
       (x) any law or regulation of the United States of America or the State of New York governing banking or trust powers of the Indenture Trustee or (y) the organization certificate or by-laws of the Indenture Trustee;

                (x) No approval, authorization or other action by, or filing with, any governmental authority of the United States of America or the State of New York having jurisdiction over banking or trust powers of the Indenture Trustee is required in connection with the execution and delivery by the Indenture Trustee of the Indenture or the performance by the Indenture Trustee thereunder; and

               (xi) To the best knowledge of such counsel, there is no action, suit or proceeding pending or threatened against the Indenture Trustee (as Indenture Trustee under the Indenture or in its individual capacity) before or by any governmental authority that if adversely decided, would materially adversely affect the ability of the Indenture Trustee to perform its obligations under the Indenture.

          (m) You shall have received an opinion of Pryor Cashman Sherman & Flynn LLP, counsel to the Owner Trustee, dated the Closing Date, satisfactory in form and substance to you and counsel for the Underwriters, to the effect that:

              (i) The Owner Trustee is duly incorporated and validly existing as a banking corporation in good standing under the laws of the State of Delaware;

             (ii) The Owner Trustee has power and authority to execute, deliver and perform the Trust Agreement and to consummate the transactions contemplated thereby;

            (iii) The Trust Agreement has been duly authorized, executed and delivered by the Owner Trustee and constitute a legal, valid and binding obligations of the Owner Trustee, enforceable against the Owner Trustee in accordance with its terms except that certain of such obligations may be enforceable solely against the Trust Estate, and except that such enforceability may be subject (a) to applicable bankruptcy, insolvency, reorganization, and other similar laws affecting the rights of creditors generally, and (b) to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

            (iv) Each of the Administration Agreement and the other transaction documents referred to in such opinion (collectively referred to in this subsection (m) as the "Trust Documents") has been duly executed and delivered by the Owner Trustee, as Owner Trustee on behalf of the Issuer;

             (v) Neither the execution, delivery and performance by the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, of the Trust Agreement and the Trust Documents, nor the consummation of the transactions by the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, contemplated thereby, requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware or the United States of America governing banking or trust powers of the Owner Trustee (other than the filing of the certificate of trust with the Delaware Secretary of State, which certificate of trust has been duly filed); and

            (vi) Neither the execution, delivery and performance by the Owner Trustee, in its individual capacity or as Owner Trustee, as the case maybe, of the Trust Agreement and the Trust Documents, nor the consummation of the transactions by the Owner Trustee, in its individual capacity or as Owner Trustee, as the case maybe, contemplated thereby, is in violation of the charter or by laws of the Owner Trustee or of any law, governmental rule or regulation of the State of Delaware or of the United States of America governing banking or trust powers of the Owner Trustee or, to such counsel's knowledge, without independent investigation, of any indenture, mortgage, bank credit agreement, note or bond purchase agreement, long-term lease, license or other agreement or instrument to which it is a party or by which it is bound or, to such counsel's knowledge, without independent investigation, of any judgment or order applicable to the Owner Trustee.

          (n) You shall have received an opinion of Richards, Layton & Finger, P.A., special Delaware counsel to the Issuer, dated the Closing Date, in form and substance satisfactory to you and counsel for the Underwriters, to the effect that:

              (i) The Issuer has been duly formed and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, 12 Del.C. (ss.ss.)3801, et seq. (the "Statutory Trust Act");

             (ii) The Trust Agreement is a legal, valid and binding obligation of the Owner Trustee and the Beneficiary, enforceable against the Owner Trustee and the Beneficiary, in accordance with its terms;

            (iii) The Trust Agreement authorizes the Issuer to execute and deliver the Indenture and the other transaction documents referred to in such opinion (collectively referred to in this subsection (n) as the "Trust Documents"), to issue the Notes and the Beneficiary's ownership interest in the Issuer (referred to in this subsection (n) as the "Ownership Interest") and to grant the Collateral to the Indenture Trustee as security for the Notes;

             (iv) The Issuer has the power and authority, pursuant to the Trust Agreement and the Statutory Trust Act, to execute, deliver and perform its obligations under the Trust Documents and the Notes and to issue the Ownership Interest and has duly authorized such agreements, obligations and issuance;

             (v) When the Ownership Interest is duly issued by the Issuer in accordance with the Trust Agreement, the Ownership Interest will be validly issued and entitled to the benefits of the Trust Agreement;

            (vi) None of the execution, delivery and performance by the Issuer of the Trust Documents or the Notes, the issuance of the Ownership Interest or the consummation by the Issuer of any of the transactions by the Issuer contemplated thereby, requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware, other than the filing of the certificate of trust with the Delaware Secretary of State (which certificate of trust has been duly filed) and the filing of any financing statements with the Delaware Secretary of State in connection with the Trust Documents;

           (vii) Neither the execution, delivery and performance by the Issuer of the Trust Documents, nor the consummation by the Issuer of the transactions contemplated thereby, is in violation of the Trust Agreement or of any law, rule or regulation of the State of Delaware applicable to the Issuer;

          (viii) Under (ss.ss.)3805(b) of the Statutory Trust Act, no creditor of the holder of the Owner Certificate shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of the Issuer except in accordance with the terms of the Trust Agreement;

            (ix) Under (ss.ss.)3808(a) and (b) of the Statutory Trust Act, the Issuer may not be terminated or revoked by the Beneficiary, and the dissolution, termination or bankruptcy of any holder of the Ownership Interest shall not result in the termination or dissolution of the Issuer, except to the extent otherwise provided in the Trust Agreement;

             (x) The Owner Trustee is not required to hold legal title to the estate of the Issuer in order for the Issuer to qualify as a statutory trust under the Statutory Trust Act;

            (xi) There is no stamp, documentary or other excise tax imposed by the State of Delaware upon the perfection of a security interest in the Collateral Certificate to or from the Issuer;

           (xii) There is no stamp, documentary or other excise tax imposed by the State of Delaware upon the transfer of the Collateral Certificate to or from the Issuer;

          (xiii) The corpus of the Issuer is not subject to any personal property or similar ad valorem tax imposed by the State of Delaware;

           (xiv) The characterization of the Issuer for federal income tax purposes, whether as a trust, partnership or association taxable as a corporation, will be determinative of the character of the Issuer for State of Delaware income tax purposes; and, if the Issuer is characterized as a partnership for State of Delaware income tax purposes, no State of Delaware income tax is imposed on the Issuer; and for State of Delaware income tax purposes, taxable income would be derived from "federal taxable income," and for the purpose of ascertaining such taxable income for State of Delaware income tax purposes, the amount of federal taxable income as determined for federal income tax purposes would be determinative, whether the amount of federal taxable income is determined upon the characterization of the transaction as a sale or as a loan;

            (xv) There is no stamp, documentary or other excise tax imposed by the State of Delaware upon the issuance of the Notes;

           (xvi) There is no income tax imposed by the City of Wilmington, Delaware, upon the Issuer and the City of Wilmington, Delaware, is prohibited by Delaware State law from imposing a personal property tax upon or measured by the corpus of the Issuer; and

          (xvii) The Beneficiary is the sole beneficial owner of the Issuer.

          (o) You shall have received evidence satisfactory to you that the Notes shall be rated in accordance with the applicable Terms Agreement by each Rating Agency.

          (p) No Early Amortization Event, Reinvestment Event or Early Redemption Event or other event or condition, which event or condition with notice, the passage of time or both would result in an Early Amortization Event, Reinvestment Event or Early Redemption Event, shall have occurred or shall exist on the Closing Date with respect to any outstanding series of notes issued by the Issuer.

          DCWR will provide or cause to be provided to you such number of conformed copies of such opinions, certificates, letters and documents as you reasonably request.

          8. Indemnification and Contribution. (a) The Seller and DCS will, jointly and severally, indemnify and hold each Underwriter harmless against any losses, claims, damages or liabilities, joint or several, to which it may become subject, under the Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Base Prospectus, the Preliminary Prospectus Supplement (if any), the Prospectus or the Collateral Materials, or any amendment, exhibit or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein (in the case of the Collateral Materials, when read together with the Prospectus) a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that neither the Seller nor DCS will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Seller by any Underwriter through you specifically for use therein.

          For all purposes contemplated hereby, the Seller, DCS and the Underwriters acknowledge that the Seller prepared the Collateral Materials.

          (b) The Underwriters agree, severally and not jointly, to indemnify and hold harmless the Seller against any losses, claims, damages or liabilities to which the Seller may become subject, under the Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Base Prospectus, the Preliminary Prospectus Supplement (if any) or the Prospectus, or any amendment, exhibit or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Seller by the Underwriters specifically for use therein (it being acknowledged by each of the Seller and DCS that the only information furnished by the Underwriters to the Seller are the statements regarding the Underwriters in the [second and fourth] paragraphs under the caption "Underwriting" in the prospectus supplement dated [o] contained in the Prospectus), and will reimburse any legal or other expenses reasonably incurred by the Seller in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

          (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this
Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

          (d) If the indemnification provided for in this Section 8 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party (in the case of the Underwriters, severally and not jointly) shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Seller on the one hand and the Underwriters on the other from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Seller on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Seller on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Seller bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Seller or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the underwriting discount or commission applicable to the Notes purchased by such Underwriter hereunder and under the applicable Terms Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e) The obligations of the Seller and DCS under this Section 8 shall be in addition to any liability which the Seller or DCS may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any of the Underwriters within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Seller, to each officer of the Seller who has signed the Registration Statement and to each person, if any, who controls the Seller within the meaning of the Act.

          9. Defaults of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase the Notes hereunder on the Closing Date and arrangements satisfactory to you and the Seller for the purchase of such Notes by other persons are not made within 36 hours after such default, this Agreement and the applicable Terms Agreement will terminate without liability on the part of any nondefaulting Underwriter or the Seller, except as provided in Section 11. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 9. Nothing herein will relieve a defaulting Underwriter from liability for its default.

          10. No Bankruptcy Petition. Each Underwriter covenants and agrees that, prior to the date which is one year and one day after the payment in full of all securities issued by the Seller or by a trust for which the Seller was the depositor which securities were rated by any nationally recognized statistical rating organization, it will not institute against, or join any other person in instituting against, the Seller any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any federal or state bankruptcy or similar law.

          11. Survival of Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Seller or its officers and DCS or its officers and of each of the Underwriters set forth in or made pursuant to this Agreement or contained in certificates of officers of the Seller or of officers of DCS submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation or statement as to the results thereof, made by or on behalf of any Underwriter or of the Seller or DCS or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Notes. If for any reason the purchase of the Notes by the Underwriters is not consummated, the Seller shall remain responsible for the expenses to be paid or reimbursed by the Seller pursuant to Section 6 hereof and the respective obligations of the Seller and the Underwriters pursuant to Section 8 hereof shall remain in effect. If for any reason the purchase of the Notes by the Underwriters is not consummated (other than because of a failure to satisfy the conditions set forth in items
(ii), (iv), (v) or (vi) of Section 7(d) hereof), the Seller will reimburse any Underwriter, upon demand, for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by such Underwriter in connection with the offering of the Notes. Nothing contained in this Section 11 shall limit the recourse of the Seller against the Underwriters.

          12. Notices. All communications hereunder will be in writing and (i) if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to you at [o], Attention: [o]; (ii) if sent to the Seller, will be mailed, delivered or telegraphed and confirmed to it at DaimlerChrysler Wholesale Receivables LLC, 27777 Inkster Road, Farmington Hills, Michigan 48334, Attention: Assistant Secretary and (iii) if sent to DCS, will be mailed, delivered or telegraphed and confirmed to it at DaimlerChrysler Services North America LLC, 27777 Inkster Road, Farmington Hills, Michigan 48334, Attention: Assistant Secretary.

          13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any rights or obligations hereunder.

          14. Applicable Law. This Agreement will be governed by, and construed in accordance with, the laws of the State of New York.

          15. Severability of Provisions. Any covenant, provision, agreement or term of this Agreement that is prohibited or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

          16. Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the matters and transactions contemplated hereby and supersedes all prior agreements and understandings whatsoever relating to such matters and transactions.

          17. Amendment. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

          18. Headings. The headings in this Agreement are for the purposes of reference only and shall not limit or otherwise affect the meaning hereof.

          19. Representation of Underwriters. You will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by you will be binding upon all the Underwriters.

          20. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which shall together constitute one instrument.

          If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed duplicate hereof, whereupon it will become a binding agreement between DCWR, DCS and the several Underwriters in accordance with its terms.

                                    Very truly yours,


                                    DAIMLERCHRYSLER WHOLESALE
                                      RECEIVABLES LLC, by CHRYSLER
                                      FINANCIAL RECEIVABLES
                                      CORPORATION, a member



                                    By:______________________________
                                       Name:
                                       Title:




                                    DAIMLERCHRYSLER SERVICES NORTH
                                      AMERICA LLC



                                    By:______________________________
                                       Name:
                                       Title:




The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.


[REPRESENTATIVE]
   As the Representative of the Several Underwriters named in Schedule I to the Terms Agreement



By:______________________________
    Name:
    Title:

                                                                   EXHIBIT A


                      DAIMLERCHRYSLER MASTER OWNER TRUST


              FLOATING RATE AUTO DEALER LOAN ASSET BACKED NOTES,
                                  SERIES [o]


                                TERMS AGREEMENT


                                                                  Dated:  [o]


To: DaimlerChrysler Wholesale Receivables LLC ("DCWR") and DaimlerChrysler Services North America LLC ("DCS")

Re:     Underwriting Agreement dated [o]


        Series Designation:        Series [o]

        Underwriters:              The Underwriters named on Schedule I attached hereto are
                                   the "Underwriters" for the purpose of this Terms
                                   Agreement and for the purposes of the above
                                   referenced Underwriting Agreement as such
                                   Underwriting Agreement is incorporated herein and
                                   made a part hereof.

        Terms of the Notes:        Initial Principal Amount.....$[o]

                                   Interest Rate Formula........LIBOR (as defined in the
                                                                Prospectus Supplement)
                                                                plus [o]%

                                   Legal Maturity Date.........[o].

        Interest Payment Dates:    The [o] of each month (or, if the [o] is not a
                                   Business Day, the next succeeding Business Day)
                                   commencing on [o].



                                     A-1

        Note Ratings:              Moody's......................[Aaa]

                                   Standard & Poor's............[AAA]

                                   Fitch........................[AAA]

        Indenture:                 As defined in the Underwriting Agreement.

        Series [o] Indenture
        Supplement:                Dated as of [o].

        Pooling and Servicing
        Agreement:                 As defined in the Underwriting Agreement.

        Registration Statement:    333-[o]

        Purchase Price:            The purchase price payable by each Underwriter for
                                   the Notes covered by this Terms Agreement
                                   shall be the following percentage of the
                                   principal amount of the Notes purchased by
                                   such Underwriter as set forth in Schedule
                                   I attached hereto:

                                   Per Note.....................[o]%

        Underwriting Commissions,  The Underwriters' discounts and commissions, the
        Concessions and Discounts: concessions that the Underwriters may allow to certain dealers, and the discounts that
                                   such dealers may reallow to certain other
                                   dealers, each expressed as a percentage of
                                   the principal amount of the Notes, shall
                                   be as follows:

                                   Underwriting Discounts      [o]%
                                   and Concessions..................

                                   Selling Concessions.........[o]%.

                                   Reallowance.................[o]%.




                                     A-2




        Closing Date:               Pursuant to Rule 15c6-1(d) under the Securities
                                    Exchange Act of 1934, as amended, the Underwriters,
                                    DCWR, DCS and the Issuer hereby agree that the
                                    Closing Date shall be [o], 10:00 a.m., New York City
                                    time.

        Location of Closing:        Offices of:

                                    Sidley Austin Brown & Wood LLP
                                    787 Seventh Avenue
                                    New York, New York 10019

        Opinion Modifications:      None.

                                     A-3



        The Underwriters agree, severally and not jointly, subject to the terms and provisions of the above referenced Underwriting Agreement which is incorporated herein in its entirety and made a part hereof, to purchase the respective principal amounts of the above referenced Series of Notes set forth opposite their names on Schedule I hereto.



                                  [REPRESENTATIVE]
                                     As the Representative of the Several
                                     Underwriters named in Schedule I hereto



                                  By:______________________________
                                     Name:
                                     Title:



                                  By:______________________________
                                     Name:
                                     Title:

Accepted:



DAIMLERCHRYSLER WHOLESALE
    RECEIVABLES LLC, by CHRYSLER
    FINANCIAL RECEIVABLES
    CORPORATION, a member



By:______________________________
    Name:
    Title:



DAIMLERCHRYSLER SERVICES NORTH
    AMERICA LLC



By:______________________________
    Name:
    Title:

                                                                 [SCHEDULE I]

                                 UNDERWRITERS

$[o] Principal Amount of Floating Rate Auto Dealer Loan Asset Backed Notes,
     Series [o]

[Underwriter(s)]............................................. $ [o]
                                                              -----
        Total                                                 $[o]
                                                              =====


                                     I-1